REPAY Reports Second Quarter 2024 Financial Results

Gross Profit Growth of 7% in Q2 and 8% YTD (9% YTD on an organic basis1)

Faster Pace of Adjusted EBITDA Growth with Expanding Margins

Reiterates 2024 Outlook, Including an Acceleration in Free Cash Flow Conversion During 2024

ATLANTA, August 8, 2024 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its second quarter ended June 30, 2024.

Second Quarter 2024 Financial Highlights

(in $ millions)	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YoY Change
Revenue	$71.8	$74.3	$76.0	$80.7	$74.9	4%
Gross profit (1)	54.9	56.7	58.7	61.5	58.6	7%
Net loss	(5.3)	(6.5)	(77.7)	(5.4)	(4.2)	21%
Adjusted EBITDA (2)	30.5	31.9	33.5	35.5	33.7	10%
Net cash provided by operating activities	20.0	28.0	34.9	24.8	31.0	55%
Free Cash Flow (2)	10.0	13.9	21.8	13.7	19.3	93%

(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA and Free Cash Flow to their most comparable GAAP measure provided below for additional information.

“We are pleased with our performance in the second quarter and our year-to-date results represent a strong first half to the year as we aim to capture our client’s embedded payment flows,” said John Morris, CEO of REPAY. “Additionally, recent financing transactions have strengthened our balance sheet, giving us more flexibility to address the multi-year growth opportunities across the verticals within Consumer Payments and Business Payments.”

Second Quarter 2024 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and sustained growth across REPAY's diversified business model.

•
7% year-over-year gross profit growth in Q2
•
Consumer Payments gross profit growth of approximately 7% year-over-year
•
Business Payments gross profit growth of approximately 11% year-over-year
•
Accelerated AP supplier network to over 300,000, an increase of approximately 55% year-over-year
•
Added seven new integrated software partners to bring the total to 273 software relationships as of the end of the second quarter
•
Instant funding volumes increased by approximately 21% year-over-year
•
Added 9 new credit unions bringing total credit union clients to 300

1 Organic gross profit growth is a non-GAAP financial measure. See “Non-GAAP Financial Measures” and the reconciliation to its most comparable GAAP measure provided below for additional information.

July Balance Sheet Update

On July 8, 2024, REPAY issued $287.5 million aggregate principal amount of 2.875% Convertible Senior Notes due 2029 (the “2029 Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. $27.5 million aggregate principal amount of the 2029 Notes were sold in connection with the full exercise of the initial purchasers’ option to purchase such additional 2029 Notes offering pursuant to the purchase agreement. The 2029 Notes bear interest at a fixed rate of 2.875% per year, payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2025. The 2029 Notes will mature on July 15, 2029, unless earlier repurchased, redeemed, or converted in accordance with their terms.

On July 8, 2024, in connection with the issuance of the 2029 Notes, REPAY (i) used approximately $200.0 million of net proceeds and approximately $5.1 million of cash on hand to repurchase $220.0 million in aggregate principal amount of the 2026 Notes, (ii) used approximately $40.0 million of the net proceeds to repurchase approximately 3.9 million shares of common stock, and (iii) used approximately $39.2 million of net proceeds to fund the costs for privately negotiated capped call transactions with certain financial institutions covering the number of shares of common stock underlying the 2029 Notes. The capped call had an initial strike price of $13.02 per share and an initial cap price of $20.42 per share.

On July 10, 2024, REPAY entered into a Second Amended and Restated Revolving Credit Agreement with certain financial institutions, as lenders, and Truist Bank, as administrative agent. The Second Amended Credit Agreement establishes a $250.0 million senior secured revolving credit facility and amends and restates the Amended and Restated Revolving Credit Agreement dated as of February 3, 2021, which previously provided for a $185.0 million senior secured revolving credit facility.

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides payment processing solutions (including debit and credit card processing, Automated Clearing House (“ACH”) processing and other electronic payment acceptance solutions, as well as REPAY’s loan disbursement product) that enable REPAY’S clients to collect payments from and disburse funds to consumers and includes its clearing and settlement solutions (“RCS”). RCS is REPAY’s proprietary clearing and settlement platform through which it markets customizable payment processing programs to other ISOs and payment facilitators. The strategic vertical markets served by the Consumer Payments segment primarily include personal loans, automotive loans, receivables management, credit unions, mortgage servicing, consumer healthcare and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect payments from or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended June 30,			Six Months Ended June 30,
($ in thousand)	2024	2023	% Change	2024	2023	% Change
Revenue
Consumer Payments	$69,292	$65,924	5%	$145,428	$135,865	7%
Business Payments	10,592	9,829	8%	20,269	18,503	10%
Elimination of intersegment revenues	(4,978)	(3,970)		(10,071)	(8,048)
Total revenue	$74,906	$71,783	4%	$155,626	$146,320	6%
Gross profit (1)
Consumer Payments	$55,546	$51,704	7%	$115,136	$106,329	8%
Business Payments	8,017	7,209	11%	15,065	13,234	14%
Elimination of intersegment revenues	(4,978)	(3,970)		(10,071)	(8,048)
Total gross profit	$58,585	$54,943	7%	$120,130	$111,515	8%

Total gross profit margin (2)	78%	77%		77%	76%
(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Gross profit margin represents total gross profit / total revenue.

2024 Outlook

“Our first half results demonstrate our continued success in achieving double-digit Adjusted EBITDA growth and accelerating Free Cash Flow Conversion,” said Tim Murphy, CFO of REPAY. “As we move into the second half of the year, we are reaffirming our 2024 outlook. Our focus on profitable growth and reducing overall capex spending, gives us the confidence to accelerate our Free Cash Flow Conversion during 2024.”

REPAY reiterates its previously provided outlook for full year 2024, as shown below.

Full Year 2024 Outlook
Revenue	$314 - 320 million
Gross Profit	$245 - 250 million
Adjusted EBITDA	$139 - 142 million
Free Cash Flow Conversion	~ 60%

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2024 Adjusted EBITDA and Free Cash Flow Conversion, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss second quarter 2024 financial results today, August 8, 2024 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412)

317-6671 for international callers; the conference ID is 13747074. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on business disposition, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, loss on business disposition, non-cash impairment loss, non-cash charges and/or non-recurring charges, such as loss on business disposition, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and six months ended June 30, 2024 and 2023 (excluding shares subject to forfeiture). Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and divestitures made in the applicable prior period or any subsequent period. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, organic gross profit growth, Free Cash Flow and Free Cash Flow Conversion provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2024 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Form 10-Qs, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Condensed Consolidated Statement of Operations (Unaudited)

	Three Months Ended June 30,		Six Months ended June 30,
(in $ thousands, except per share data)	2024	2023	2024	2023
Revenue	$74,906	$71,783	$155,626	$146,320
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	16,321	16,840	35,496	34,805
Selling, general and administrative	35,235	38,177	72,256	76,695
Depreciation and amortization	26,771	26,483	53,799	52,623
Loss on business disposition	—	149	—	10,027
Total operating expenses	78,327	81,649	161,551	174,150
Loss from operations	(3,421)	(9,866)	(5,925)	(27,830)
Other income (expense)
Interest income (expense), net	554	(388)	934	(1,311)
Change in fair value of tax receivable liability	(3,366)	4,056	(6,279)	(482)
Other income (loss), net	21	(183)	(5)	(333)
Total other income (expense)	(2,791)	3,485	(5,350)	(2,126)
Loss before income tax expense	(6,212)	(6,381)	(11,275)	(29,956)
Income tax benefit (expense)	1,975	1,051	1,673	(3,306)
Net loss	$(4,237)	$(5,330)	$(9,602)	$(33,262)
Net loss attributable to non-controlling interest	(166)	(687)	(319)	(2,227)
Net loss attributable to the Company	$(4,071)	$(4,643)	$(9,283)	$(31,035)

Weighted-average shares of Class A common stock outstanding - basic and diluted	91,821,369	89,170,814	91,519,789	88,894,820

Loss per Class A share - basic and diluted	$(0.04)	$(0.05)	$(0.10)	$(0.35)

Condensed Consolidated Balance Sheets

(in $ thousands)	June 30, 2024 (Unaudited)	December 31, 2023
Assets
Cash and cash equivalents	$147,092	$118,096
Accounts receivable	39,321	36,017
Prepaid expenses and other	15,522	15,209
Total current assets	201,935	169,322

Property, plant and equipment, net	2,913	3,133
Restricted cash	26,944	26,049
Intangible assets, net	416,382	447,141
Goodwill	716,793	716,793
Operating lease right-of-use assets, net	5,653	8,023
Deferred tax assets	148,545	146,872
Other assets	2,500	2,500
Total noncurrent assets	1,319,730	1,350,511
Total assets	$1,521,665	$1,519,833

Liabilities
Accounts payable	$24,354	$22,030
Accrued expenses	26,528	32,906
Current operating lease liabilities	1,109	1,629
Current tax receivable agreement	—	580
Other current liabilities	742	318
Total current liabilities	52,733	57,463

Long-term debt	435,589	434,166
Noncurrent operating lease liabilities	5,169	7,247
Tax receivable agreement, net of current portion	194,610	188,331
Other liabilities	2,839	1,838
Total noncurrent liabilities	638,207	631,582
Total liabilities	$690,940	$689,045

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized; 92,987,543 issued and 91,571,033 outstanding as of June 30, 2024; 92,220,494 issued and 90,803,984 outstanding as of December 31, 2023	9	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of June 30, 2024 and December 31, 2023	—	—
Treasury stock, 1,416,510 shares as of June 30, 2024 and December 31, 2023	(12,528)	(12,528)
Additional paid-in capital	1,160,879	1,151,324
Accumulated deficit	(332,953)	(323,670)
Total Repay stockholders' equity	$815,407	$815,135
Non-controlling interests	15,318	15,653
Total equity	830,725	830,788
Total liabilities and equity	$1,521,665	$1,519,833

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
(in $ thousands)	2024	2023
Cash flows from operating activities
Net loss	$(9,602)	$(33,262)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	53,799	52,623
Stock based compensation	12,028	10,570
Amortization of debt issuance costs	1,423	1,423
Loss on business disposition	—	10,027
Other loss	—	118
Fair value change in tax receivable agreement liability	6,279	482
Deferred tax expense	(1,673)	3,306
Change in accounts receivable	(3,303)	(1,858)
Change in prepaid expenses and other	(313)	4,842
Change in operating lease ROU assets	2,368	87
Change in accounts payable	2,325	(3,388)
Change in accrued expenses and other	(6,378)	(2,957)
Change in operating lease liabilities	(2,599)	(34)
Change in other liabilities	1,426	(1,195)
Net cash provided by operating activities	55,780	40,784

Cash flows from investing activities
Purchases of property and equipment	(571)	(114)
Capitalized software development costs	(22,249)	(23,600)
Proceeds from sale of business, net of cash retained	—	40,273
Net cash provided by (used in) investing activities	(22,820)	16,559

Cash flows from financing activities
Payments on long-term debt	—	(20,000)
Payments for tax withholding related to shares vesting under Incentive Plan	(2,489)	(1,376)
Distributions to Members	—	(609)
Payment of Tax Receivable Agreement	(580)	—
Payment of contingent consideration liability up to acquisition-date fair value	—	(1,000)
Net cash used in financing activities	(3,069)	(22,985)

Increase in cash, cash equivalents and restricted cash	29,891	34,358
Cash, cash equivalents and restricted cash at beginning of period	$144,145	$93,563
Cash, cash equivalents and restricted cash at end of period	$174,036	$127,921

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$397	$647
Income taxes	$1,489	$797

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Three Months Ended June 30, 2024 and 2023

(Unaudited)

	Three Months ended June 30,
(in $ thousands)	2024	2023
Revenue	$74,906	$71,783
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$16,321	$16,840
Selling, general and administrative	35,235	38,177
Depreciation and amortization	26,771	26,483
Loss on business disposition	—	149
Total operating expenses	$78,327	$81,649
Loss from operations	$(3,421)	$(9,866)
Other income (expense)
Interest income (expense), net	554	(388)
Change in fair value of tax receivable liability	(3,366)	4,056
Other income (loss), net	21	(183)
Total other income (expense)	(2,791)	3,485
Loss before income tax expense	(6,212)	(6,381)
Income tax benefit (expense)	1,975	1,051
Net loss	$(4,237)	$(5,330)

Add:
Interest (income) expense, net	(554)	388
Depreciation and amortization (a)	26,771	26,483
Income tax benefit	(1,975)	(1,051)
EBITDA	$20,005	$20,490

Loss on business disposition (b)	—	149
Non-cash impairment loss (c)	—	50
Non-cash change in fair value of assets and liabilities (d)	3,366	(4,056)
Share-based compensation expense (e)	5,874	6,517
Transaction expenses (f)	414	793
Restructuring and other strategic initiative costs (g)	2,584	4,041
Other non-recurring charges (h)	1,485	2,541
Adjusted EBITDA	$33,728	$30,525

Quarterly Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months ended
(in $ thousands)	September 30, 2023	December 31, 2023	March 31, 2024
Net loss	$(6,484)	$(77,674)	$(5,365)

Add:
Interest expense (income), net	103	(365)	(380)
Depreciation and amortization (a)	26,523	24,711	27,028
Income tax (benefit) expense	(1,998)	(3,423)	302
EBITDA	$18,144	$(56,751)	$21,585

Non-cash impairment loss (c)	—	75,750	—
Non-cash change in fair value of assets and liabilities (d)	3,234	3,778	2,913
Share-based compensation expense (e)	5,686	5,899	6,923
Transaction expenses (f)	812	921	677
Restructuring and other strategic initiative costs (g)	3,084	3,372	2,184
Other non-recurring charges (h)	894	520	1,231
Adjusted EBITDA	$31,854	$33,489	$35,513

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Six Months Ended June 30, 2024 and 2023

(Unaudited)

	Six Months ended June 30,
(in $ thousands)	2024	2023
Revenue	$155,626	$146,320
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$35,496	$34,805
Selling, general and administrative	72,256	76,695
Depreciation and amortization	53,799	52,623
Loss on business disposition	—	10,027
Total operating expenses	$161,551	$174,150
Loss from operations	$(5,925)	$(27,830)
Other income (expense)
Interest income (expense), net	934	(1,311)
Change in fair value of tax receivable liability	(6,279)	(482)
Other income (loss), net	(5)	(333)
Total other income (expense)	(5,350)	(2,126)
Loss before income tax expense	(11,275)	(29,956)
Income tax benefit (expense)	1,673	(3,306)
Net loss	$(9,602)	$(33,262)

Add:
Interest (income) expense, net	(934)	1,311
Depreciation and amortization (a)	53,799	52,623
Income tax (benefit) expense	(1,673)	3,306
EBITDA	$41,590	$23,978

Loss on business disposition (b)	—	10,027
Non-cash impairment loss (c)	—	50
Non-cash change in fair value of assets and liabilities (d)	6,279	482
Share-based compensation expense (e)	12,797	10,571
Transaction expenses (f)	1,091	6,790
Restructuring and other strategic initiative costs (g)	4,768	5,452
Other non-recurring charges (h)	2,716	4,113
Adjusted EBITDA	$69,241	$61,463

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Three Months Ended June 30, 2024 and 2023

(Unaudited)

	Three Months ended June 30,
(in $ thousands)	2024	2023
Revenue	$74,906	$71,783
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$16,321	$16,840
Selling, general and administrative	35,235	38,177
Depreciation and amortization	26,771	26,483
Loss on business disposition	—	149
Total operating expenses	$78,327	$81,649
Loss from operations	$(3,421)	$(9,866)
Interest income (expense), net	554	(388)
Change in fair value of tax receivable liability	(3,366)	4,056
Other income (loss), net	21	(183)
Total other income (expense)	(2,791)	3,485
Loss before income tax expense	(6,212)	(6,381)
Income tax benefit (expense)	1,975	1,051
Net loss	$(4,237)	$(5,330)

Add:
Amortization of acquisition-related intangibles (i)	19,702	20,963
Loss on business disposition (b)	—	149
Non-cash impairment loss (c)	—	50
Non-cash change in fair value of assets and liabilities (d)	3,366	(4,056)
Share-based compensation expense (e)	5,874	6,517
Transaction expenses (f)	414	793
Restructuring and other strategic initiative costs (g)	2,584	4,041
Other non-recurring charges (h)	1,485	2,541
Non-cash interest expense (j)	712	712
Pro forma taxes at effective rate (k)	(8,138)	(6,869)
Adjusted Net Income	$21,762	$19,511

Shares of Class A common stock outstanding (on an as-converted basis) (l)	97,665,464	96,796,143
Adjusted Net Income per share	$0.22	$0.20

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Six Months Ended June 30, 2024 and 2023

(Unaudited)

	Six Months ended June 30,
(in $ thousands)	2024	2023
Revenue	$155,626	$146,320
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$35,496	$34,805
Selling, general and administrative	72,256	76,695
Depreciation and amortization	53,799	52,623
Loss on business disposition	—	10,027
Total operating expenses	$161,551	$174,150
Loss from operations	$(5,925)	$(27,830)
Other expenses
Interest income (expense), net	934	(1,311)
Change in fair value of tax receivable liability	(6,279)	(482)
Other income (loss), net	(5)	(333)
Total other income (expense)	(5,350)	(2,126)
Loss before income tax expense	(11,275)	(29,956)
Income tax benefit (expense)	1,673	(3,306)
Net loss	$(9,602)	$(33,262)

Add:
Amortization of acquisition-related intangibles (i)	39,438	40,887
Loss on business disposition (b)	—	10,027
Non-cash impairment loss (c)	—	50
Non-cash change in fair value of assets and liabilities (d)	6,279	482
Share-based compensation expense (e)	12,797	10,571
Transaction expenses (f)	1,091	6,790
Restructuring and other strategic initiative costs (g)	4,768	5,452
Other non-recurring charges (h)	2,716	4,113
Non-cash interest expense (j)	1,424	1,424
Pro forma taxes at effective rate (k)	(14,771)	(7,830)
Adjusted Net Income	$44,140	$38,704

Shares of Class A common stock outstanding (on an as-converted basis) (l)	97,363,884	96,639,545
Adjusted Net Income per share	$0.45	$0.40

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three and Six Months Ended June 30, 2024 and 2023

(Unaudited)

	Three Months ended June 30,		Six Months ended June 30,
(in $ thousands)	2024	2023	2024	2023
Net cash provided by operating activities	$30,979	$19,953	$55,780	$40,784
Capital expenditures
Cash paid for property and equipment	(484)	414	(571)	(114)
Capitalized software development costs	(11,207)	(10,399)	(22,249)	(23,600)
Total capital expenditures	(11,691)	(9,985)	(22,820)	(23,714)
Free cash flow	$19,288	$9,968	$32,960	$17,070

Free cash flow conversion	57%	33%	48%	28%

Quarterly Reconciliation of Operating Cash Flow to Free Cash Flow

(Unaudited)

	Three Months ended
(in $ thousands)	September 30, 2023	December 31, 2023	March 31, 2024
Net cash provided by operating activities	$27,967	$34,863	$24,801
Capital expenditures
Cash paid for property and equipment	(948)	(183)	(87)
Capitalized software development costs	(13,078)	(12,893)	(11,042)
Total capital expenditures	(14,026)	(13,076)	(11,129)
Free cash flow	$13,941	$21,787	$13,672

Free cash flow conversion	44%	65%	38%

Reconciliation of Gross Profit Growth to Organic Gross Profit Growth

For the Year-over-Year Change Between the Six Months Ended June 30, 2024 and 2023

(Unaudited)

Q2 Year-to-Date YoY Change
Gross profit growth	8%
Less: Growth from acquisitions and dispositions	(1%)
Organic gross profit growth (m)	9%

(a)
See footnote (i) for details on amortization and depreciation expenses.
(b)
Reflects the loss recognized related to the disposition of Blue Cow.
(c)
For the three and six months ended June 30, 2023, reflects impairment loss related to a trade name write-off of Media Payments. For the three months ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment.
(d)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(e)
Represents compensation expense associated with equity compensation plans.
(f)
Primarily consists of (i) during the three and six months ended June 30, 2024 and the three months ended March 31, 2024, professional service fees incurred in connection with prior transactions, and (ii) during the three and six months ended June 30, 2023, the three months ended September 30, 2023 and the three months ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software.
(g)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course.
(h)
For the three and six months ended June 30, 2024 and the three months ended March 31, 2024, reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three and six months ended June 30, 2023, the three months ended September 30, 2023 and the three months ended December 31, 2023, reflects non-recurring payments made to third-parties in connection with an expansion of our personnel, one-time payments to certain partners and franchise taxes and other non-income based taxes.
(i)
For the three and six months ended June 30, 2024 and 2023, the three months ended September 30, 2023, the three months ended December 31 2023 and the three months ended March 31, 2024, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three Months ended June 30,		Six Months ended June 30,
(in $ thousands)	2024	2023	2024	2023
Acquisition-related intangibles	$19,702	$20,963	$39,438	$40,887
Software	6,856	4,772	13,569	10,247
Amortization	$26,558	$25,735	$53,007	$51,134
Depreciation	213	748	792	1,489
Total Depreciation and amortization (1)	$26,771	$26,483	$53,799	$52,623

	Three Months ended
(in $ thousands)	September 30, 2023	December 31, 2023	March 31, 2024
Acquisition-related intangibles	$19,786	$20,969	$19,736
Software	6,391	3,150	6,713
Amortization	$26,177	$24,119	$26,449
Depreciation	346	592	579
Total Depreciation and amortization (1)	$26,523	$24,711	$27,028
(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(j)
Represents amortization of non-cash deferred debt issuance costs.
(k)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(l)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three and six months ended June 30, 2024 and 2023. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes due 2026. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months ended June 30,		Six Months ended June 30,
	2024	2023	2024	2023
Weighted average shares of Class A common stock outstanding - basic	91,821,369	89,170,814	91,519,789	88,894,820
Add: Non-controlling interests
Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,844,095	7,625,329	5,844,095	7,744,725
Shares of Class A common stock outstanding (on an as-converted basis)	97,665,464	96,796,143	97,363,884	96,639,545

(m)
Represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period.